SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  April 20, 2001

                            REINHOLD INDUSTRIES,INC.
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             (Exact name of registrant as specified in its charter)



     DELAWARE                     0-18434             13-2596288
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(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)      Identification No.)



12827 EAST IMPERIAL HWY., SANTA FE SPRINGS, CA                90670
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code      (562) 944-3281



                                       N/A
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       (Former name or former address, if changed since last report.)

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ITEM 4. Changes In Registrant's Certifying Accountant

On May 1, 2001, by recommendation from the Audit Committee and written consent of the Board of Directors, KPMG LLP was dismissed as the Registrant's certifying accountant. Also on this date, Ernst & Young LLP was engaged as the Registrant's new certifying accountant.

During the two most recent fiscal years, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

KPMG LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of KPMG LLP's letter to the SEC, dated May 9, 2001, is filed as Exhibit 16 to the Form 8-K/A.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    REINHOLD INDUSTRIES, INC.


  Date:  May 11, 2001               By  /s/ BRETT R. MEINSEN

                                    Brett R. Meinsen
                                    Vice President - Finance and Administration,
                                    Treasurer and Secretary
                                    (Principal Financial Officer)